Exhibit 10.1

[EXECUTION FINAL]

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of July 3, 2012, by and among FORBES ENERGY SERVICES LLC, a limited liability company formed under the laws of the State of Delaware (“Energy Services”), TX ENERGY SERVICES, LLC, a limited liability company formed under the laws of the State of Delaware (“TX Energy”), C.C. FORBES, LLC, a limited liability company formed under the laws of the State of Delaware (“C.C.”), SUPERIOR TUBING TESTERS, LLC, a limited liability company formed under the laws of the State of Delaware (“Tubing”), and FORBES ENERGY INTERNATIONAL, LLC, a limited liability company formed under the laws of the State of Delaware (“International”; and together with Energy Services, TX Energy, C.C., Tubing, each a “Borrower” and collectively, the “Borrowers”), FORBES ENERGY SERVICES LTD., a Texas corporation (“Parent” or “Guarantor”), the lenders party thereto (each a “Lender” and collectively, the “Lenders”) and REGIONS BANK, an Alabama bank organized under the laws of the State of Alabama (in its individual capacity, “Regions”), as agent for Lenders (Regions, in such capacity, the “Agent”) for Secured Parties (as hereinafter defined).

R E C I T A L S:

WHEREAS, the Borrowers, the Guarantor, the Lenders and the Agent entered into that certain Loan and Security Agreement, dated September 9, 2011, as amended by the First Amendment to Loan and Security Agreement, dated as of December 13, 2011 (the “Loan Agreement”); and

WHEREAS, the Borrowers and the Guarantor have advised Agent and Lenders that Borrowers are precluded from entering into Permitted Fixed Asset Financings of Equipment in those cases in which such Permitted Fixed Asset Financings prohibit Agent and Lenders from holding a Lien in the Equipment that will be subject to such Permitted Fixed Asset Financings (collectively, the “Financed Equipment”), and

WHEREAS, the Borrowers and the Guarantor have requested that Agent and Required Lenders agree that Financed Equipment shall constitute Excluded Assets if and to the extent that the terms of the Permitted Fixed Asset Financing with respect to such Financed Equipment prohibit Agent and Lenders from holding a Lien therein, and Agent and Required Lenders are willing to agree to the foregoing, on and subject to the terms and conditions set forth in this Amendment;

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A G R E E M E N T:

NOW, THEREFORE, in consideration of the terms and provisions of this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Existing Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement. Without limiting the generality of the foregoing, the following definition which was added to the Loan Agreement pursuant to the First Amendment thereto is set forth hereinbelow for information only:

“Permitted Fixed Asset Financing” shall mean any Indebtedness permitted pursuant to Section 7.8(b).

2. Additional Definitions. As used herein, the following terms shall have the meanings given to them below and Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definitions:

“Financed Equipment” shall mean, collectively, all of Loan Parties’ Equipment in respect of which all or any part of the purchase price or cost of design, construction, installation or improvement thereof is financed pursuant to a Permitted Fixed Asset Financing, together with all proceeds of such Equipment, including, without limitation, all insurance proceeds and all sales proceeds.

“Second Amendment” shall mean Second Amendment to Loan and Security Agreement, dated as of July 3, 2012, by and among Borrowers, Guarantor, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Second Amendment Effective Date” shall mean the date on which all conditions precedent to the effectiveness of the Second Amendment, as set forth in Section 7 of the Second Amendment, have been satisfied in full, as determined by Agent.

3. Amendments to the Definition of Excluded Collateral. At the request of the Borrowers and the Guarantor, Agent and Required Lenders hereby agree that Financed Equipment shall constitute Excluded Assets if and to the extent that the terms of the Permitted Fixed Asset Financing with respect to such Financed Equipment prohibit Agent, for the benefit of itself and Secured Parties, from holding a Lien therein, and in order to effect such agreement, clause (b) of the definition of Excluded Assets is hereby amended and restated in its entirety to read as follows:

“(b) each instrument, contract (including each Intellectual Property-related contract and any Accounts and other Receivables arising under such contract), chattel paper (including, without limitation, any chattel paper evidencing a Permitted Fixed Asset Financing with respect to

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Financed Equipment), license, permit, General Intangible, any Financed Equipment that is subject to a Permitted Fixed Asset Financing, and other agreement that is with, or issued by, a Person that is not a Loan Party or Affiliate of any Loan Party, but only while, and only to the extent that, the grant of a security interest therein pursuant to this Agreement would result in a default or penalty under, or a breach or termination of, such instrument, contract, chattel paper (including, without limitation, any chattel paper evidencing a Permitted Fixed Asset Financing with respect to Financed Equipment), license, permit, General Intangible, Permitted Fixed Asset Financing with respect to Financed Equipment, or other agreement (any such provisions that would result in any of the foregoing being referred to herein as a “Restriction”; and any such asset or property, or interest thereon, that is at any time subject to a Restriction being referred to herein as a “Restricted Asset”), except, in each case, to the extent that, pursuant to the Code or other applicable law, the grant of a security interest therein can be made without resulting in a default or penalty thereunder or breach or termination thereof; provided, that, none of the foregoing assets and properties, or interests therein, shall constitute Excluded Assets if (i) the Restriction applicable thereto has been waived or such other Person has otherwise consented to the creation hereunder of a security interest in such Restricted Asset, or (ii) such Restriction would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of Article 9 of the UCC, as applicable, and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity; provided further, that, (A) immediately upon the ineffectiveness, lapse or termination of any such Restriction with respect to a Restricted Asset (a “Non-Restricted Asset”), such Loan Party shall be deemed to have automatically, without further act by any Loan Party, Agent, Lenders or any other Person, granted a security interest in, all its rights, title and interests in and to such Non-Restricted Asset as if such Restriction had never been in effect; and (B) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Agent’s unconditional continuing security interest in and to all rights, title and interests of such Loan Party in or to any payment obligations or other rights to receive monies due or to become due under any such Restricted Asset and in any such monies and other proceeds of such Restricted Asset, except that, proceeds of any Financed Equipment that constitutes a Restricted Asset (including, without limitation, insurance proceeds and sales proceeds at any time arising with respect to such Financed Equipment) shall also constitute a Restricted Asset, subject to the immediately preceding clause (A) of this proviso;”

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4. Amendment of Definition of Permitted Encumbrances in Connection with Permitted Fixed Asset Financing. At the request of the Borrowers and the Guarantor, Agent and Required Lenders hereby agree that clause (f) of the definition of “Permitted Encumbrances” set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(f) Liens placed upon fixed assets hereafter acquired (including, without limitation, fixed assets leased pursuant to a Capital Lease or other similar leasing arrangement) by any Loan Party or any Subsidiary to secure a portion of the purchase price or financing thereof incurred prior to, at the time of, or within 120 days after completion of the acquisition of such fixed assets; provided, that, (i) any such Lien shall not encumber any property of Loan Parties or their Subsidiaries other than the fixed assets so purchased or financed, accessories, accessions, replacements, repairs, modifications and, additions and attachments to such fixed assets, together with any contracts, leases, subleases, chattel paper, security deposits with respect thereto and proceeds thereof (including insurance proceeds), and (ii) the aggregate amount secured by such Liens shall not exceed the applicable amount provided for in Section 7.8(b);”

5. Amendment of Definition of Permitted Encumbrances in Connection with Insurance Premium Financing Indebtedness. At the request of the Borrowers and the Guarantor, Agent and Required Lenders hereby agree that the definition of “Permitted Encumbrances” set forth in Section 1 of the Loan Agreement is hereby further amended by deleting “and” from the end of clause (o) thereof, inserting “; and” in lieu of the period at the end of clause (p) thereof, and adding thereto the following new clause (q):

“(q) Liens granted at any time prior to or on or after the Second Amendment Effective Date to secure Indebtedness permitted under Section 7.8(j) in connection with the financing of insurance premiums, provided, that, (i) such Liens shall not encumber any property other than the insurance policies in connection with which such insurance premium financing Indebtedness has been incurred and any return premiums and dividend payments with respect to such insurance policies, and (ii) after the Second Amendment Effective Date, such Liens shall in no event encumber any loss payments that are at any time payable to any Loan Party and/or to Agent (subject to Section 2.14(a)) under any such insurance policies.”

6. Amendment to Restrictions on the Incurrence of Indebtedness in Connection with Permitted Fixed Asset Financing. At the request of the Borrowers and the Guarantor, Agent and Required Lenders hereby agree that Section 7.8(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

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“(b) the incurrence by the Loan Parties of Indebtedness represented by obligations under Capital Leases, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the ordinary course of business of the Loan Parties or any of their Restricted Subsidiaries, as the case may be, incurred prior to, at the time of, or within 120 days after completion of the acquisition, design, construction, installation or improvement of such property, plant or equipment, in an aggregate principal amount, including all permitted refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (b), not to exceed, at any time outstanding, (i) $40,000,000 (the “Base Indebtedness Amount”) for that portion of the current fiscal year commencing on the Closing Date through and including December 31, 2011, and (ii) for the fiscal year ending December 31, 2012 and for each successive fiscal year thereafter, an aggregate amount equal to the Base Indebtedness Amount plus the Annual Incremental Amount (if any) for the fiscal year most recently ended plus the Annual Incremental Amount (if any) for each fiscal year prior thereto (excluding the fiscal year ending December 31, 2011);”

7. Conditions to Amendments. The effectiveness of the amendments to the Loan Agreement pursuant to this Amendment is subject to the Agent’s receipt of each of the following:

(a) an original of this Amendment (or an executed copy delivered by facsimile or other electronic transmission), duly authorized, executed and delivered by Borrowers, Guarantor and Required Lenders; and

(b) a copy of a letter agreement executed between Parent and First Insurance Funding Corp. (“First Insurance”), in form and substance reasonably satisfactory to Agent, pursuant to which First Insurance shall acknowledge and agree that Liens that have been granted by Loan Parties to First Insurance pursuant to insurance premiums finance agreements, as in existence as of the Second Amendment Effective Date between Loan Parties and First Insurance, do not encumber any loss payments that are at any time payable to any Loan Party and/or to Agent under any of Loan Parties’ insurance policies which are financed pursuant to such insurance premiums finance agreements.

8. Representations and Warranties of the Borrowers and Guarantor. Each Borrower and Parent, as Guarantor, hereby represents, warrants and covenants with and in favor of Agent and Lenders as of the date hereof the following (which shall survive the execution and delivery of this Amendment):

(a) No consent, approval or other action of, or filing with, or notice to any Governmental Body is required in connection with the execution, delivery and performance of this Amendment;

(b) This Amendment has been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and Guarantor and, if necessary, their respective stockholders or other holders of their Equity Interests (as applicable),

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and is in full force and effect as of the date hereof, and the agreements and obligations of the each Borrower and Guarantor contained herein constitute the legal, valid and binding obligations of such Borrower and such Guarantor, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

(c) The execution, delivery and performance of this Amendment (i) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers, and (ii) are not in contravention of law or the terms of such Borrower’s and such Guarantor’s certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or its property are bound;

(d) After giving effect to this Amendment, all of the representations and warranties set forth in the Loan Agreement and the Other Documents to which Borrowers and Guarantors are a party are true and correct on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

(e) After giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.

9. Amendment Fee. In consideration of the amendments to the Loan Agreement set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by Loan Parties, in addition to (and not in limitation of) all other fees and charges payable by Borrowers under the Loan Agreement or any of the Other Documents, Borrowers hereby agree to pay to Agent, for the benefit of each of Lenders signatory to this Amendment, an amendment fee in the amount of $5,000 for each such Lender (not to exceed $20,000 in the aggregate for all Lenders), which fee shall be fully earned and payable on the date hereof and shall constitute part of the Obligations and may, at Agent’s option, be charged to any of Borrowers’ accounts maintained by Agent.

10. Reference to and Effect on the Loan Agreement. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly amended pursuant hereto, no other amendments, modifications or waivers to the Loan Agreement and the Other Documents are intended or implied, and in all other respects the Loan Agreement and the Other Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Second Amendment Effective Date. To the extent that any provisions of the Loan Agreement or any of the Other Documents are inconsistent with any provisions of this Amendment, the provisions of this Amendment shall control.

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11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telecopier or electronically shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or electronically also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties has signed this Amendment as of the day and year first above written.

BORROWERS: FORBES ENERGY SERVICES LLC

By:	/s/ L. Melvin Cooper

Name:	L. Melvin Cooper
Title:	Senior Vice President

FORBES ENERGY INTERNATIONAL, LLC

By:	/s/ L. Melvin Cooper

Name:	L. Melvin Cooper
Title:	Senior Vice President

TX ENERGY SERVICES, LLC

By:	/s/ L. Melvin Cooper

Name:	L. Melvin Cooper
Title:	Senior Vice President

C.C. FORBES, LLC

By:	/s/ L. Melvin Cooper

Name:	L. Melvin Cooper
Title:	Senior Vice President

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SUPERIOR TUBING TESTERS, LLC

By:	/s/ L. Melvin Cooper

Name:	L. Melvin Cooper
Title:	Senior Vice President

GUARANTOR: FORBES ENERGY SERVICES LTD.

By:	/s/ L. Melvin Cooper

Name:	L. Melvin Cooper
Title:	Senior Vice President

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AGENT AND LENDERS:

REGIONS BANK, as Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Alan Schnacke

Name:	Alan Schnacke
Title:	Managing Director

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LENDERS:

SUNTRUST BANK, as a Lender

By:	/s/ Stephen D. Metts
Name:	Stephen D. Metts
Title:	Director

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LENDERS:

CIT BANK, as a Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

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LENDERS:

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ John Wattinger
Name:	John Wattinger
Title:	Vice President

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